UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 26, 2010 (February 24, 2010)
Date of Report (date of earliest event reported)
COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On February 24, 2010, the Board of Directors of Community Health Systems, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”), met and approved certain compensation arrangements for the Company’s Named Executive Officers. The Company’s Named Executive Officers are each employees of the Company’s wholly-owned subsidiary, Community Health Systems Professional Services Corporation, and receive no compensation for their services as an officer of the Company. We have included an additional executive officer, Thomas D. Miller, in this report; Mr. T. Miller is expected to be included as a Named Executive Officer in our definitive proxy statement for our annual meeting of stockholders for 2010. The following arrangements were approved:
Incentive Compensation Payments for 2009 under the 2004 Employee Performance Incentive Plan
The following payments in respect of fiscal year 2009 incentive compensation targets, under the Company’s 2004 Employee Performance Incentive Plan (the “Cash Incentive Plan”) were approved, the Named Executive Officers having been found to have met the levels of their performance goals indicated below:

	Percentage of Total
	Target Opportunity	2009 Incentive
Name and Position	Attained	Compensation Payment
| |
Wayne T. Smith, Chairman, President and Chief Executive Officer	100% of target (including overachievement)	$3,900,000

W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	100% of target (including overachievement)	$1,400,000

William S. Hussey, Division President, Division Operations	100% of target (including overachievement)	$825,000

David L. Miller, Division President, Division Operations	100% of target (including overachievement)	$825,000

Michael T. Portacci, Division President, Division Operations	100% of target (including overachievement)	$750,000

Thomas D. Miller, Division President, Division Operations	100% of target (including overachievement)	$825,000
2010 Incentive Compensation Targets
The Compensation Committee has also established performance goals for each of the Named Executive Officers for fiscal year 2010 under the Cash Incentive Plan, which are substantially the same as the goals and opportunities utilized to determine incentive compensation for 2009. For fiscal year 2010, the incentive compensation plans established by the Compensation Committee include the following components:

•	the total maximum incentive bonus attainable is as follows (expressed as a percentage of the executive’s base salary):

Position	2010 Plan Maximum
CEO	300%
CFO	200%
Division Presidents	150%
•	of the total maximum bonus attainable, the incentive compensation to be awarded for the attainment of financial objective targets is 265%, 165%, and 130% for the CEO, CFO and each Division President, respectively; and of the total maximum bonus attainable, the incentive compensation to be awarded for the attainment of non-financial performance improvements has been set at 25%, 25% and 10% for the CEO, CFO and each Division President, respectively; these amounts will be reduced if the performance improvements are not attained. Any such reduction will be determined in the discretion of the Compensation Committee. The 2010 non-financial performance criteria shall include such items as: successful physician recruitment efforts; maintaining expenditures within the established capital budget; maintaining/improving the 2009 overall clinical compliance; and volume, revenue and earnings growth relative to industry peers.

•	The remaining component of the incentive compensation plan formula makes available up to 10% of the officer’s salary for overachievement of financial targets.
2010 Base Salaries
The following base salary amounts for the Company’s Named Executive Officers were approved on February 24, 2010, to be effective retroactive to January 1, 2010. None of our executive officers has a written employment agreement.

Name and Position	2010 Base Salary
|
Wayne T. Smith, Chairman, President and Chief Executive Officer	$1,365,000

W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	$735,000

William S. Hussey, Division President, Division Operations	$600,000

David L. Miller, Division President, Division Operations	$600,000

Michael T. Portacci, Division President, Division Operations	$550,000

Thomas D. Miller, Division President, Division Operations	$600,000

Option Grants and Restricted Stock Awards
Pursuant to the Company’s Amended and Restated 2000 Stock Option and Award Plan and/or the 2009 Stock Option and Award Plan, the Compensation Committee approved the following equity grants to its Named Executive Officers:

	Non-Qualified	Performance-Based
Name and Position	Stock Options	Restricted Shares
| |
Wayne T. Smith, Chairman, President and Chief Executive Officer	50,000	200,000

W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	25,000	80,000

William S. Hussey, Division President, Division Operations	10,000	40,000

David L. Miller, Division President, Division Operations	10,000	40,000

Michael T. Portacci, Division President, Division Operations	10,000	40,000

Thomas D. Miller, Division President, Division Operations	10,000	40,000

All other executive officers as a group (40,000 of the restricted shares awarded were performance-based, the balance, 60,000 shares, were granted with 3-year time vesting restrictions only)	22,500	100,000
The grants of nonqualified stock options will vest in equal one-third (1/3) increments on the first three anniversaries of the grant date. The performance-based restricted stock awards have both performance and time vesting components. Generally, the performance objective that must be met is the Company’s attainment for calendar year 2010 of either (i) seventy-five percent (75%) or more of the low end of the range of projected earnings per share from continuing operations, or (ii) ninety percent (90%) or more of the low end of the range of net operating revenues, each as stated in the Company’s earnings release filed with the Securities and Exchange Commission on Form 8-K on February 17, 2010. Once the performance objective has been attained, restrictions will lapse in equal one-third (1/3) increments on each of the first three anniversaries of the award date. If the performance objective is not attained, the awards will be forfeited in their entirety. Notwithstanding the performance objectives and the vesting requirements described above, the restrictions will lapse earlier in the event of the death or disability of the grantee, or in the event of a change in control of the Company. In the event of a grantee’s termination of employment without cause by his or her employer, the award will not be terminated; rather when it is determined that the performance objective has been met (or if it has already been met), the award will accelerate in its entirety on such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 26, 2010	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)